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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant To Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 5, 1997
                                                          --------------


                        PHILADELPHIA SUBURBAN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Pennsylvania                      1-6659                     23-1702594
---------------                 ------------            ----------------------
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)            Identification Number)
incorporation)


   762 Lancaster Avenue, Bryn Mawr, Pennsylvania                   19010
   ----------------------------------------------               ----------
     (Address of principal executive offices)                   (Zip Code)

                                 (610) 527-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

        a. The Board of Directors of the Company approved two amendments to the Company's Bylaws at their meeting on August 5, 1997. The first amendment changes Section 3.03 of the Bylaws to permit only the chairman, president or board of directors to call a special meeting of the shareholders. The second amendment adds a new section 3.17 to the Bylaws regarding advance notification of business to be transacted at a shareholder meeting. Copies of both amendments are attached as Exhibit 1 and 2 and incorporated herein by reference.

        b. The disclosure contained in the Press Release attached hereto as
           Exhibit 3 is incorporated by reference herein.



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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PHILADELPHIA SUBURBAN CORPORATION




Date: August 7, 1997                        /s/ Roy H. Stahl
                                       ------------------------------------
                                       Name:   Roy H. Stahl
                                       Title:  Senior Vice President and
                                               General Counsel




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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                                Page
-------                                                                ----
    1             Board of Directors Resolution amending
                  Section 3.03 of the Company's Bylaws                   5

    2             Board of Directors Resolution adding
                  Section 3.17 to the Company's Bylaws                  6-8

    3             Press release dated August 5, 1997                     9






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